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                                                                    EXHIBIT 10.7

                                MASTER AMENDMENT

         This MASTER AMENDMENT (this "Amendment"), dated as of April 18, 2000, is by and between Green Equity Investors II, L.P., a Delaware limited partnership ("GEI II"), Green Equity Investors III, L.P., a Delaware limited partnership ("GEI III"), Liberty Group Publishing, Inc., a Delaware corporation (the "Company"), and the persons listed on Schedule I hereto attached (the "Management Investors"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Stockholders Agreement.

                                    RECITALS

         A. GEI II is currently a stockholder in the Company, holding shares of common stock, par value $0.01 per share ("Common Stock"), and other securities, of the Company.

         B. The Company, GEI II and the Management Investors are parties to the following agreements: (i) that certain Management Stockholders Agreement dated as of January 28, 1998 by and among the Company, GEI II and Kenneth L. Serota (the "Serota Agreement"); (ii) that certain Amended and Restated Management Subscription and Stockholders Agreement dated as of February 1, 2000 by and among the Company, GEI II and Scott Champion; (iii) that certain Amended and Restated Management Subscription and Stockholders Agreement dated as of February 1, 2000 by and among the Company, GEI II and Gene Hall; (iv) that certain Amended and Restated Management Subscription and Stockholders Agreement dated as of February 1, 2000 by and among the Company, GEI II and Kevin B. O'Shea; (v) that certain Amended and Restated Management Subscription and Stockholders Agreement dated as of February 1, 2000 by and among the Company, GEI II and R. Scott Koon; (vi) that certain Amended and Restated Management Subscription and Stockholders Agreement dated as of February 1, 2000 by and among the Company, GEI II and Kelly Luvison; (vii) that certain Amended and Restated Management Subscription and Stockholders Agreement dated as of February 1, 2000 by and among the Company, GEI II and Theodore Mike; (viii) that certain Amended and Restated Management Subscription and Stockholders Agreement dated as of February 1, 2000 by and among the Company, GEI II and Carter Zerbe; (ix) that certain Management Subscription and Stockholders Agreement dated as of February 1, 2000 by and among the Company, GEI II and Gerald R. Smith; (x) that certain Management Subscription and Stockholders Agreement dated as of February 1, 2000 by and among the Company, GEI II and Randy Cope; (xi) that certain Management Subscription and Stockholders Agreement dated as of February 1, 2000 by and among the Company, GEI II and Larry Randa; and (xii) that certain Management Subscription and Stockholders Agreement dated as of February 1, 2000 by and among the Company, GEI II and Louie Seesz (collectively, the "Management Agreements" and, together with the Serota Agreement, the "Stockholders Agreements").

         C. GEI II has certain rights and obligations under and pursuant to the Stockholders Agreements.

         D. The Company and GEI III have entered into that certain Stock Purchase Agreement dated as of the date hereof (the "GEI III Stock Purchase Agreement"), pursuant to which GEI III will purchase shares of Common Stock and other securities of the Company, upon the terms and conditions thereof.
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         E. As a condition to the consummation of the transactions contemplated by the GEI III Stock Purchase Agreement, the parties hereto desire to amend the Stockholders Agreements as set forth herein.

                                   AGREEMENTS

         In consideration of the recitals and the mutual promises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Agreement to be Bound. GEI III hereby agrees to become a party to, and bound by, each of the Stockholders Agreements in the manner set forth therein, as amended by this Amendment.

         2. Definitions. For purposes of each of the Stockholders Agreements, the following terms shall have the following meanings:

         "GEI III" shall mean Green Equity Investors III, L.P., a Delaware limited partnership.

         "GEI III Stock Purchase Agreement" shall mean that certain Stock Purchase Agreement, dated as of April 18, 2000, between the Company and GEI III.

         "Green Entities" shall mean GEI and GEI III.

         3. Waiver of Right of First Refusal. Kenneth L. Serota hereby waives his right pursuant to Section 7 of the Serota Agreement to purchase shares of Common Stock or other securities of the Company to be issued pursuant to the GEI III Stock Purchase Agreement.

         4. Amendments to Stockholders Agreements.

         (a) The word "uncertificated" in the second "Whereas" clause of each of the Management Agreements is hereby deleted.

         (b) Section 3 of the Management Agreements and Section 4, 5, 11 and 13 of each of the Stockholders Agreements are hereby amended by deleting each reference to "GEI" in any such section and inserting a reference to the "Green Entities" in its place.

         (c) Section 4(b) of each of the Stockholders Agreements is hereby amended by adding the following at the end thereof:

         "In the event both GEI and GEI III desire to exercise such option, each of GEI and GEI III shall have the right to purchase its Pro Rata Percentage of the Common Stock held by the Seller, or such other percentage as the Green Entities may mutually agree. For purposes hereof, "Pro Rata Percentage" means that percentage represented by the fraction, the numerator of which is the number of shares of Common
         Stock owned by such Green Entity and the denominator of which is the aggregate number of shares of Common Stock owned by the Green Entities"
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         (d) Section 7 of each of the Management Agreements and Section 8 of the
Serota Agreement are hereby amended as follows:

                  (i) The phrase "GEI's Common Stock" in Section 7(b) of each of the Management Agreements and Section 8(b) of the Serota Agreement is deleted and the phrase "the Common Stock held by GEI or GEI III" is inserted in its place.

                  (ii) Each other reference to "GEI" in the first paragraph of
Section 7(b) of each of the Management Agreements and Section 8(b) of the Serota Agreement is deleted and the phrase "GEI or GEI III" is inserted in its place.

                  (iii) The second paragraph of Section 7(b) of each of the Management Agreements is amended by deleting the balance of such paragraph after the phrase "if any," in the fifth line thereof and inserting the following in place thereof:

                  "of the shares of Common Stock held by the Green Entities as of the date of the consummation of the transactions contemplated by the GEI III Stock Purchase Agreement sold by either of the Green Entities in private transactions from such date to the date of such request."

         (e) Section 8 of each of the Management Agreements and Section 9 of the Serota Agreement are hereby amended as follows:

                  (i) The reference to "GEI" in the first line of paragraph 8(a) of the Management Agreements and paragraph 9(a) of the Serota Agreement is deleted and the phrase "GEI or GEI III (a "Tag-Along Seller")" is inserted in its place.

                  (ii) Each other reference to "GEI" in Section 8 of the Management Agreements and Section 9 of the Serota Agreement is deleted and the phrase the "Tag-Along Seller" is inserted in its place.

         (f) Section 9 of each of the Management Agreements and Section 10 of the Serota Agreement are hereby amended as follows:

                  (i) The first two references to "GEI" in Section 9 of the Management Agreements and Section 10 of the Serota Agreement are hereby deleted and the phrase "either of the Green Entities" are inserted in their place.

                  (ii) The other references to "GEI" in Section 9 of the Management Agreements and Section 10 of the Serota Agreement are hereby deleted and the phrase "such Green Entity" is inserted in their place.

                  (iii) Each reference to a singular pronoun relating to GEI in
Section 9 of the Management Agreements and Section 10 of the Serota Agreement shall be a reference to a plural pronoun relating to either, or both, of the Green Entities.

                  (iv) Each reference to the singular tense of a verb relating to GEI in Section 9 of the Management Agreements and Section 10 of the Serota Agreement shall be a reference to the plural tense of such verb relating to either, or both, of the Green Entities.
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         (g) The references to "GEI" in Section 14 of each of the Stockholders
Agreements are hereby deleted and the phrase "any of the Green Entities" is inserted in their place.

         5. Reference to and Effect on the Stockholders Agreements.

         (a) Upon the effectiveness of this Amendment, each reference in any of the Stockholders Agreements to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to such Stockholders Agreement as amended hereby, and each reference to any of the Stockholders Agreements in any other document, instrument or agreement shall mean and be a reference to such Stockholder Agreement as amended hereby.

         (b) Except as specifically amended above, each of the Stockholders Agreements shall remain in full force and effect and is hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under any of the Stockholders Agreements nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

         6. Counterpart Execution. This Agreement may be executed in two or more counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument.


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                            [SIGNATURE PAGES FOLLOW]
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         This Master Amendment is executed the date first written above.

                                 GREEN EQUITY INVESTORS II, L.P.
                                 BY: GRAND AVENUE CAPITAL PARTNERS, L.P., ITS GENERAL PARTNER
                                 BY:  GRAND AVENUE CAPITAL CORPORATION,
                                      ITS GENERAL PARTNER

                                 By:         /s/  Peter J. Nolan
                                     -------------------------------------------
                                 Its:
                                     -------------------------------------------


                                 GREEN EQUITY INVESTORS III, L.P.
                                 BY:  GEI CAPITAL III, LLC, ITS GENERAL PARTNER


                                 By:         /s/  Peter J. Nolan
                                     -------------------------------------------
                                 Its:
                                     -------------------------------------------


                                 LIBERTY GROUP PUBLISHING, INC.


                                 By:         /s/  Kenneth L. Serota
                                     -------------------------------------------
                                 Its:           President and CEO



                                             /s/  Kenneth L. Serota
                                 -----------------------------------------------
                                 Kenneth L. Serota


                                             /s/  Scott Champion
                                 -----------------------------------------------
                                 Scott Champion


                                             /s/  Gene Hall
                                 -----------------------------------------------
                                 Gene Hall
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                                             /s/  Kevin O'Shea
                                 -----------------------------------------------
                                 Kevin O'Shea


                                             /s/  R. Scott Koon
                                 -----------------------------------------------
                                 R. Scott Koon


                                             /s/  Kelly Luvison
                                 -----------------------------------------------
                                 Kelly Luvison


                                             /s/  Theodore Mike
                                 -----------------------------------------------
                                 Theodore Mike


                                             /s/  Carter Zerbe
                                 -----------------------------------------------
                                 Carter Zerbe


                                             /s/  Gerald R. Smith
                                 -----------------------------------------------
                                 Gerald R. Smith


                                             /s/  Randy Cope
                                 -----------------------------------------------
                                 Randy Cope


                                             /s/  Larry Randa
                                 -----------------------------------------------
                                 Larry Randa


                                             /s/  Louie Seesz
                                 -----------------------------------------------
                                 Louie Seesz




                                   SCHEDULE 1
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Kenneth L. Serota
Scott Champion
Gene Hall
Kevin B. O'Shea
R. Scott Koon
Kelly Luvison
Theodore Mike
Carter Zerbe
Gerald R. Smith
Randy Cope
Larry Randa
Louie Seesz